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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 1, 1998

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                              GENEVA STEEL COMPANY
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           UTAH                                   1-10459                                 93-0942346
-------------------------------            ---------------------                     ------------------
(STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NO.)                        (IRS EMPLOYER
      INCORPORATION)                                                                 IDENTIFICATION NO.)
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                              10 SOUTH GENEVA ROAD
                              VINEYARD, UTAH 840568
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (801) 227-9000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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                                TABLE OF CONTENTS


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.........................................  1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS................................... 1
         EXHIBITS ........................................................... 1

SIGNATURE.................................................................... 2


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On February 1, 1999, Geneva Steel Company (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy
Code in the United States Bankruptcy Court for Utah Central Division. On
February 9, 1999, on the Company's motion, the bankruptcy case was withdrawn from the Bankruptcy Court and assigned to the U.S. District for the District of Utah, Central Division.

         The filing was made necessary by a lack of sufficient liquidity. The
Company's operating results for fiscal 1998 and for the first fiscal quarter of 1999 were severely affected by, among other things, a dramatic surge in steel imports beginning in the Summer of 1998. As a result of record levels of low-priced steel imports and the resultant deteriorating market conditions, the Company's overall price realization and shipments declined precipitously.
Decreased liquidity made it impossible for the Company to service its debt and fund ongoing operations. The Company previously announced that it would not make the $9 million interest payment due January 15, 1999 under the terms of the Company's 9-1/2% Senior Notes due 2004. The Company will continue operations in Chapter 11.

         The Company is arranging for a debtor-in-possession credit facility secured by, among other things, accounts receivable; inventory; and property, plant and equipment. The credit facility is expected to be in the amount of $125 million with expanded borrowing availability as compared to its existing line of credit. The Company is currently seeking Court approval to replace its existing line of credit with the new facility. The Company currently has access to incoming cash flow from operations pursuant to a cash collateral order previously granted by the Bankruptcy Court.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         Exhibits.

         Reg. S-K                                                       Exhibit
         Exhibit No.        Exhibit                                     No.
              99.1      --  Press Release dated February 1, 1999              1
              99.2      --  Press Release dated February 9, 1999              2


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      GENEVA STEEL COMPANY



                                      /s/   DENNIS L. WANLASS
                                      -----------------------------------------
                                      Name:    Dennis L. Wanlass
                                      Title:   Chief Financial Officer


Date:    February 12, 1999


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                                 EXHIBIT INDEX



Reg. S-K                                                       Exhibit
Exhibit No.        Exhibit                                     No.
-----------        -------                                     -------
     99.1      --  Press Release dated February 1, 1999              1
     99.2      --  Press Release dated February 9, 1999              2